UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2025

KINGSTONE COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-01665	36-2476480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Wood Road Kingston, New York	12401
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (845) 802-7900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KINS	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 6, 2025, Kingstone Companies, Inc. (the “Company”) issued a press release (the “Press Release”) announcing that Carla D’Andre and Timothy McFadden have completed their service on the Company’s Board of Directors, and Pranav Pasricha has been elected to the Board of Directors.  A copy of the Press Release is furnished as Exhibit 99.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 6, 2025, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”).  The following is a listing of the votes cast for or withheld, and the number of broker non-votes, with respect to each nominee for director and a listing of the votes cast for and against, as well as abstentions and broker non-votes, with respect to the other matters voted upon at the Annual Meeting.  The Company’s stockholders elected each of the nominees as a director, ratified the selection of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers and indicated, on a non-binding advisory basis, that future advisory votes on the Company’s executive compensation should be held every year.

1. Election of Board of Directors:

	Number of Shares
	For	Withheld	Broker Non-Votes
Meryl S. Golden	5,820,888	41,443	4,166,902
Thomas Newgarden	5,743,623	118,708	4,166,902
Floyd R. Tupper	5,493,495	368,836	4,166,902
William L. Yankus	5,608,958	253,373	4,166,902
Manmohan Singh	5,728,865	133,466	4,166,902
Pranav Pasricha	5,810,077	52,254	4,166,902

2. Ratification of the selection of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

For	9,997,477
Against	24,421
Abstentions	7,335

3. Advisory vote on the compensation of the Company’s named executive officers:

For	5,517,003
Against	324,524
Abstentions	20,804
Broker Non-Votes	4,166,902

4. Advisory basis, whether future advisory votes on the Company’s executive compensation should be held every one, two or three years:

3 Years	884,582
2 Years	23,781
1 Year	4,940,857
Abstentions	13,111

The Press Release also announced the actions taken by the stockholders at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

99.1	Press release, dated August 6, 2025, issued by Kingstone Companies, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSTONE COMPANIES, INC.

Dated: August 7, 2025	By:	/s/ Meryl Golden
Meryl Golden
Chief Executive Officer and President